Convertible Loans	12 Months Ended
May 31, 2012
Convertible Loans
Convertible Loans

11.	CONVERTIBLE LOANS

On July 15, 2009, the Company entered into two promissory note agreements with an external party for $60,000 and $31,363 (US$27,000) to be paid on or before June 30, 2010. The two promissory notes have an interest rate of 8% per annum to be paid monthly commencing on August 15, 2009. The principal amounts are convertible into shares of the Company at $0.20 per share upon regulatory approval. Due to the short-term nature, the debt component of the convertible loans approximates the principal amount of the loans.

In January, 2010 the Company redeemed the convertible loan of $31,363 (US$27,000) with cash payment on the full principal amount of US$27,000.

On June 1, 2010 the Company redeemed the remaining convertible loan of $60,000 with full payment on the principal. Total interest of $200 (2010 - $5,287) was paid to the lender.